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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-21360

CM Advisers Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

John F. Splain, Esq.

Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (512) 329-0050

Date of fiscal year end:          February 28, 2010

Date of reporting period:         February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisers Family of Funds

Annual Report 2010

CM Advisers Fund

CM Advisers Fixed Income Fund

February 28, 2010

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisers Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisers Family of Funds
Letter to Shareholders	April 3, 2010

Dear Shareholders,

During the fiscal year that ended on February 28, 2010, the CM Advisers Fund (“CMAFX”) had a return of 57.39% versus 55.96% for its benchmark, the Russell 3000 Index.

During this past fiscal year that ended on February 28, 2010, the CM Advisers Fixed Income Fund (“CMFIX”) had a return of 15.45% versus 9.32% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. As a point of interest, on March 31, 2010, CMFIX completed its fourth year (inception date 3/24/06). Based on its three-year annualized return of 8.50% for the period ended March 31, 2010, Morningstar® has rated CMFIX 5-Stars, its highest rating. This three-year return placed CMFIX number 3 out of the 174 funds in Morningstar’s Multisector bond category.* In addition, CMFIX was rated 5-Stars for the overall period ended March 31, 2010.

CM Advisers Fund (“CMAFX”):

What a difference a year makes. The stock market’s mood has gone from deep despair and hopelessness to exhilaration in just 12 months. All in all, our fiscal year ended February 28, 2010 was an extraordinary year, particularly in light of where we started. Nevertheless, given the depth and severity of the market downturn we experienced the prior 18 months, we know that we still have some ground to make up.

One important aspect of value investing is to recognize that investors do not always behave rationally, especially when confronted with financial stress and uncertainty. This is understandable as this is part of human nature. However, when it comes to investments, we have found that many investors do not fully understand the intrinsic values of the businesses they own (i.e. stocks), and without this knowledge, investors are often seen buying and selling companies on emotion rather than on fundamental analysis.

During times of a financial crisis, like the one we just experienced, it is difficult for many to see how the problems of the crisis can be solved; thus, some investors become extremely negative and sell securities down to levels which would suggest there is no hope.

As a result of this behavior, we saw stock prices of the businesses we owned during the market meltdown suffer far more than the businesses themselves. Therefore, with the dramatic rebound in the equity markets over this past year, it comes as no surprise to us that the stock prices of the businesses we own rebounded to more accurately reflect what we believe to be their underlying values.

At this time we believe the broader U.S. equity markets are trading in a fair value zone (i.e. the mid-point between what we believe are value based buy and sell points). More specifically, we believe the collective holdings in the CM Advisers Fund, for the most part, remain reasonably priced. While this type of recovery and performance we have seen over the past year is not uncommon coming out of recessions, this change in market sentiment has been nonetheless noteworthy, particularly in light of the challenging business conditions that persist in the economy.

One of the areas many investors are worried about is inflation because the Federal Reserve (the “Fed”) has been expanding the money supply to historic levels. While we agree inflation may be an issue to deal with in the next four to five years and beyond, it is not a major concern of ours today. Furthermore, when inflation does increase, we do not believe it will be like the 1970’s and early 1980’s when inflation reached 10% to 13%. One of the reasons we feel this way is that the velocity of money (as measured relative to M0, the monetary base) continues to decline, albeit at a slower rate.

Velocity of Money
(Number of times money supply turns over each year)

Despite injections of huge amounts of liquidity into the banking system by the Fed (through a de facto fed funds rate of 0% and through an alphabet soup of credit facilities), bank credit has continued to contract. On top of this, the securitization market (the so-called “shadow banking system” which includes hedge funds, structured investment vehicles, investment banks, money market funds, commercial paper, and mortgage-backed securities) has been slow to return.

According to the April 9, 2010, Fed’s asset and liabilities of commercial bank report, in 2009 the assets of banks dropped $731 billion or 5.3%. The drop in credit was even more severe because banks added more securities to their portfolios ($465 billion), much of which was probably in the form of U.S Treasury securities. As such, their direct loan portfolio dropped by $1.20 trillion or 8.6%.

This is by far the worst credit contraction we have seen since the Great Depression. The Velocity of Money chart shows the rate at which the monetary base (e.g. money supply) is turned over in the course of a year. It indirectly measures the degree to which borrowers are willing to borrow and/or lenders are willing to lend. When velocity is declining, as it is today, it usually indicates that demand for cash and reserves are acute. In other words, consumers and banks currently have low appetites for risk, preferring to hold cash rather than borrow or lend. As such, we currently believe there is a greater risk of deflation rather than inflation.

Additionally, the lack of lending really shows up when we measure the commercial and industrial loan growth, or lack thereof. Commercial and industrial loan growth normally bottoms out between +4% and -10% after a recovery begins; however, the magnitude of this contraction is much greater this time. Currently, commercial and industrial loan growth as of December 31, 2010, is actually -19.56%. All this is indicative of an ongoing deleveraging process. Whatever happens, we are likely to see constrained bank credit for several more years. This will likely put a crimp on rapid GDP growth and make a general rise in prices difficult.

Commercial and Industrial Loan Growth
(As a percentage each year)

(% 1YR) Commercial And Industrial Loans - United States
Recession Periods - United States
30%
20%
10%
0%
-10%
-20%
-30%
'73
'75
'77
'79
'81
'83
'85
'87
'89
'91
'93
'95
'97
'99
'01
'03
'05
'07
'09
Latest:
3/26/2010
-19.56%
Source: Federal Reserve
©FactSet Research Systems

The proof of how an enlarged central bank balance sheet does not necessarily lead to inflation can be seen in the Japanese experience during their fifteen year “Great Recession” from 1990-2005. Beginning in 2001, the Bank of Japan expanded their monetary base over eight times its usual level and held it there for several years.

Japan’s Monetary Base
(Japanese Yen in Billions each year)

But from 2001 to 2006, Japanese price increases varied between -1.5% and 1% despite this easy money policy.

The Japanese Inflation Rate
(As a percentage each year)

As you can see on the chart highlighting Japan’s inflation rate, in the initial stages of this monetary expansion, their inflation rate actually declined! How could this happen? Under normal circumstances, an expansion in the money base is amplified by the money multiplier into a larger money supply resulting in increased credit and leverage. If credit expands excessively, then this new money is poorly invested and an asset bubble can occur. If much of this credit is directed toward consumer spending, then general inflation can incur.

This is what typically happens when central banks expand the money supply. But this did not happen in Japan because the economy was in the midst of a deleveraging recession. This situation has often been referred to as “pushing on a string.” The Fed can expand the monetary base, but this does not translate into credit expansion if bank balance sheets are over-leveraged.

In a deleveraging recession, banks have taken on too much risk and must reduce their liabilities as assets decline due to loan losses. To do this they have only a few options: hold more reserves by lending less, sell assets, or raise equity capital. In a deleveraging period, banks use all three options to the extent that they can. The excess liquidity provided by the central bank allows banks to extinguish bad loans more quickly than they could otherwise. This deleveraging process can last several years and will not result in credit expansion until most of these losses have been realized. Furthermore, if the central bank withdraws money from the system as bank balance sheets improve, then inflation need not result.

Another argument for low inflation today is unemployment. With unemployment in the 9% to 10% range, there is little, if any, inflationary pressure coming from rising wages.

Unemployment
(As a percentage each year)

Unemployment appears to have peaked at roughly 10% and is currently reported to be 9.7%. However, the broadest definition of unemployment, technically known as U-6, which counts discouraged workers no longer looking for work, etc., has gone from 8% back in March 2007 to 16.9% in March 2010. Note this is down from its peak of 17.4% back in October 2009.

U-6 Unemployment…The Most Comprehensive Unemployment Metric
(As a percentage each year)

The current numbers are somewhat distorted by government short-term/temporary hiring, such as that done by the IRS and U.S. Census Bureau. According to the Bureau of Labor Statistics, from March 2007 through March 2010, we have lost 7.5 million jobs. To add some perspective, in March 2010 employment numbers showed a gain of 162,000 jobs, however 48,000 were temporary hires for the Census. With a net of just 114,000 permanent jobs created in March, it is easy to see we have a long way to go before we get back to the levels of employment we saw three years ago.

Bottom line, there is no clear indication that unemployment is truly falling in a meaningful way. Tight credit and the political uncertainty in Washington are just two of the reasons businesses are constraining their expansion. We do not believe we will see a significant reduction in the unemployment rate this year. More specifically, we have not yet seen a sustainable increase in permanent employment, which generally precedes a significant drop in unemployment by 6-12 months. Therefore, we believe it likely that unemployment will remain at these upper levels for some time.

We also continue to see a low level of capacity utilization in the U.S. economy as well as around the world. With countries such as China continuing to add capacity to the global manufacturing base, in addition to the slow growing economy here at home, there is little, if any, inflationary pressure in the U.S. from our manufacturing sector. To put it another way, because of the extra capacity to produce goods around the globe, manufacturers in the current economic climate do not have the pricing power to charge higher prices at this time. If they tried to raise prices, they would risk losing market share to a lower priced competitor who might undercut the higher price to maintain or gain market share.

Capacity Utilization
(As a percentage each year)

While capacity utilization has recently improved four percentage points to 72.65% from its 2009 lows, it is still at one of the lowest levels since the 1930’s. Having recovered some ground, it is now on par with the double-dip recession lows of the 1980-82 recession. We believe part of this improvement is from the destruction of capacity, rather than from economic growth. Based on historical precedents, we believe it will probably take more than three years before this metric will indicate any inflationary concerns. When capacity utilization reaches roughly 83%, it is typically a sign we are in an inflationary environment.

Since the early 1980’s, interest rates have been in a secular decline. The trend has been to take on additional debt during expansions and then consolidate and refinance this debt during downturns. This cycle of rolling over and refinancing ever larger amounts of debt has occurred over the past 30 years because interest rates have continued to trend lower.

10-Year U.S. Treasury Bond Rates
(Yields per time periods)

As a result of this cycle, businesses and consumers have not only been able to roll over their debt every few years, but in the process have pulled out additional cash flows and continued to spend. At today’s 40-year low interest rate levels and with banks not as eager to make new loans, many companies and consumers are finding it more difficult to roll over their debt and free up additional cash flows. This will have a muted effect on the economy for at least the next several years.

To summarize this macro environment, low interest rates and low inflation is usually a favorable environment for stocks. However, for this to continue to be the case, it is important for the economy to continue to recover. In a low interest rate, low inflation, recovering economic environment, stocks should perform favorably when compared to other assets such as cash, bonds, and real estate.

During this past fiscal year, the CM Advisers Fund outperformed its benchmark the Russell 3000. One of the reasons for this outperformance was due to the Fund’s 24.2% weighting in information technology. Stocks such as Microsoft (the Fund’s largest holding), Dell, Intel, Applied Materials, Hutchinson Technology, and Emerson Electric provided the largest overall contribution to the total return. Consumer stocks also played a big role. Our 17.1% weighting to consumer staples such as Coke, Colgate-Palmolive, Procter and Gamble, and Walgreens were strong contributors to our total return, as was our 12.9% weighting in consumer discretionary stocks such as CPI Corp, Disney, News Corp, Toll Brother, MDC Holdings, and Ethan Allen. In addition, our 9.8% weighting to financials also added to the bottom line. Stocks such as Wells Fargo, American Express, General Electric, and the Financial Select Sector SPDR were meaningful holdings. The smallest weighting outside of equities was in government bonds where 2.77% of the total assets were invested in the U.S. Government Treasury bond yielding 4.625% due in 2/15/40.

Before reviewing the CM Advisers Fund’s value characteristics, we have provided a table to help give you some guidance as to what is cheap and what is expensive. The table shows what we believe to be more typical of the high and low ranges of values for various multiples. While at the highest and lowest extremes these multiples would likely change, we have tried to highlight for you what we believe to be more typical of a normalized high and low range in a more normal economic environment. Hopefully this will give you a better perspective of value when you compare these historical ranges to the current characteristics of the CM Advisers Fund.

The next table highlights the value characteristics found in the CM Advisers Fund as of the end of our fiscal year (2/28/10). As you can see, the valuation multiples in the Fund are significantly closer to the middle, or slightly past the middle end of the range, when considering historical valuation multiples. More specifically, when we compare these ratios versus these same ratios in other periods of like interest rates, we believe we are in a fair value zone today. We define fair value as the middle zone between the buy point and the sell point. Thus, we believe the CM Advisers Fund continues to hold tremendous values.

Source: Factset

In our opinion, the most important portfolio characteristic of the CM Advisers Fund we would like to bring to your attention is the value comparison between stocks and bonds. It is important to remember that stocks and bonds are always in competition for investor’s capital. After all, if you can get a better return by owning guaranteed government bonds, who needs stocks? The table below shows that the CM Advisers Fund has an earnings yield of 6.45%. This is simply the inverse of its 15.51 P/E ratio. [Earnings yield (E/Y) is the inverse of a price earnings (P/E) ratio.]

Source: Factset, Federal Reserve. Data as of February 28, 2010

By dividing the earnings of a company by the price of the stock, we can compare its yield to that of various bonds to see which security offers the better potential return on investment. At the CM Advisers Fund’s fiscal year-end (February 28, 2010), Moody’s AAA corporate bonds had an average yield of 5.26%, Moody’s Baa corporate bonds had an average yield of 6.28% (Moody’s Baa rating is considered to be the lowest level of investment grade bonds), and the 10-year U.S Treasury bond had a yield of just 3.61%. Each of these bond yields is lower than the current earnings yield shareholders are receiving by owning the CM Advisers Fund today. But here is the real opportunity -- bond coupons do not grow. However, over time, most corporate earnings grow. If we add the growth in earnings discussed on the previous table to the earnings yield of 6.45%, shareholders can get a very good idea of the potential value that is being held inside the CM Advisers Fund. Keep in mind the earnings used in this discussion are based on estimates and therefore actual results may vary significantly.

While we believe stocks are a better value today, bonds are still an appropriate investment under many financial circumstances. For example, some investors have specific income needs and time horizons that are better suited for bonds. For these and other reasons, the difference in value between stocks and bonds is no longer the primary factor in selecting the investment.

CM Advisers Fixed Income Fund (“CMFIX”):

During this past fiscal year that ended on February 28, 2010, the CM Advisers Fixed Income Fund (“CMFIX” or the “Fixed Income Fund”) had a return of 15.45% versus 9.32% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. As a point of interest, on March 31, 2010, CMFIX completed its fourth year (inception date 3/24/06). Based on its three-year annualized return of 8.50% for the period ended March 31, 2010, Morningstar® has rated CMFIX 5-Stars, its highest rating. This three-year return placed CMFIX number 3 out of the 174 funds in Morningstar’s Multisector bond category.* In addition, CMFIX was rated 5-Stars for the overall period ended March 31, 2010. As we will discuss in greater detail, most of the Fixed Income Fund’s performance, both in absolute terms and relative to its benchmark, can be attributed to our high weighting in corporate bonds throughout the year.

The Fixed Income Fund’s fiscal year began on March 1, 2009, right at the height of the financial crisis. As we had mentioned in our 2008 annual letter to shareholders, risk premiums had widened dramatically throughout 2008, and the Fixed Income Fund had increased its holding of corporate bonds to take advantage of what we considered to be a great buying opportunity. The Fixed Income Fund began the year approximately 66.71% invested in corporate bonds. Risk premiums in almost all markets were still substantially elevated. As an example, the risk premium, or “spread”, between the Moody’s Baa corporate bond index and 30-year U.S. Treasury bonds was 4.56% or 456 basis points on March 2, 2009. While down from its peak, this spread, which reached 5.75% or 575 basis points on December 12, 2008, was still extremely attractive relative to any previous historical level. For some perspective, the Moody’s Baa Corporate Bond Yield Minus 30-Year U.S. Treasury Bond Yields chart shows that over the past 20 years, the average spread has only been 1.83% or 183 basis points. Faced with such an opportunity to invest at what we believed to be deeply discounted levels, we continued to add high quality corporate bonds to the Fixed Income Fund. The Fixed Income Fund’s highest allocation to corporate bonds was approximately 75% in April 2009.

Basis Point Defined: A unit that is equal to 1/100th of 1%. For example, a 1% change = 100 basis points, and 0.01% = 1 basis point.

In general, as the fiscal year progressed risk premiums shrunk dramatically. As such, almost all asset classes, including stocks, corporate bonds, high yield debt, mortgages, emerging market equity and debt, and commodities staged significant rallies. At the close of this fiscal year (2/28/10), the risk premium (i.e. “the spread”) had retreated to 1.77% or 177 basis points, just below the 20-year average. This dramatic decline in risk premiums was the catalyst that helped produce substantial gains for the Fund’s corporate bond allocation.

As most asset prices (stocks and corporate bonds) were rising throughout the year, U.S. Treasury bond prices were falling. We believe this was largely due to the increased confidence in the capital markets. The yield on the 30-year Treasury bond bottomed on December 31, 2008 at 2.25% and had climbed to 3.70% at the beginning of the Fund’s fiscal year. By the end of the fiscal year, the yield was 4.58% after briefly reaching 4.75% in early January 2010.

It was at this time (early 2010) that we believed the 30-year Treasury coupon bond started to look attractive. Because the Fed has expanded the money supply, many investors believe we are headed for high inflation reminiscent of the 1970’s. While it is true the money supply has been expanded, the majority of this money is not being loaned out and put into circulation. In addition, unemployment remains high, and we believe there is plenty of capacity to produce goods and services.

Given these circumstances, we do not believe inflation will be a serious problem for the foreseeable future and is likely to remain at its current lower levels for the next four to five years. From an investment perspective, we believe this low inflationary environment has the potential to provide a good investment opportunity in long-term U.S. Treasury bonds that is counter to popular opinion.

According to the Bureau of Labor Statistics, core inflation is approximately 0-1%, while at the same time the fed funds rate is approximately at 0-.25%. With the 30-year U.S. Treasury bond yielding 4.75% in February 2010, we believed it was the right time to initiate our first position in this long bond. By the end of the fiscal year, the Fixed Income Fund had roughly a 13% position in the 30-year Treasury coupon bond. While this bond has a 30-year maturity date, we believe that our investment strategy for this particular investment will likely run its course over the next 2 to 4 years.

Below is a summary of the Fixed Income Fund’s weighted characteristics (averages) as of February 28, 2010.

In summary, the decision in fiscal 2008 to overweight the Fixed Income Fund in corporate bonds paid off nicely during fiscal 2009. Most of the Fixed Income Fund’s return that occurred during the fiscal year can be attributed to the strong rally in corporate bonds as the fiscal year progressed and the financial crisis subsided. With roughly 28% of the Fund in cash (i.e. money market funds), 13% in U.S. Treasury bonds, and 58% in corporate bonds as of February 28, 2010, we believe the CM Advisers Fixed Income Fund is well positioned for the year ahead.

In closing, while there are economic challenges to overcome, we believe America’s best days lie ahead. We will continue to spare no effort to bring you the results we would all like to achieve. We at CM Fund Advisers would like to thank all shareholders of the CM Advisers Fund (“CMAFX”) and the CM Advisers Fixed Income Fund (“CMFIX”) for your continued trust and confidence.

Sincerely,

CM Fund Advisers

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the CM Advisers Fund or CM Fixed Income Fund (“Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

All investments carry risks, and investment in the Funds is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Funds. Investments in the Funds are also subject to the following risks: market risk, interest rate risk, management style risk, business and sector risk, small company risk, non-diversified fund risk, foreign securities risk, emerging countries risk, bond interest rate risk, lower-rated securities risk, income risk, mortgage risk, maturity risk, concentration risk and credit risk. More information about these risks and other risks can be found in the Funds’ prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisersfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing. The Funds are distributed by Ultimus Fund Distributors, LLC.

*
Source: Morningstar, Inc. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of any sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar ratingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

CM Advisers Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisers Fund versus the Russell 3000 Index

Average Annual Total Returns (for periods ended February 28, 2010)
	1 Year	5 Years	Since Inception*
CM Advisers Fund	57.39%	(1.11%)	1.28%
Russell 3000 Index	55.96%	0.80%	5.12%

*   Commencement of operations was May 13, 2003.

This graph depicts the performance of CM Advisers Fund (the “Fund”) versus the Russell 3000 Index. The graph assumes an initial $10,000 investment at May 13, 2003 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within one year following the purchase of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisers Fixed Income Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisers Fixed Income Fund versus the
Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended February 28, 2010)
	1 Year	Since Inception*
CM Advisers Fixed Income Fund	15.45%	8.55%
Barclays Capital U.S. Aggregate Bond Index	9.32%	6.20%

*   Commencement of operations was March 24, 2006.

This graph depicts the performance of CM Advisers Fixed Income Fund (the “Fund”) versus the Barclays Capital U.S. Aggregate Bond Index. The graph assumes an initial $10,000 investment at March 24, 2006 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are historical in nature and assume reinvestment of dividends.

CM Advisers Fund
Portfolio Information February 28, 2010 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	6.4%
UnitedHealth Group, Inc.	5.0%
Wal-Mart Stores, Inc.	4.9%
Coca-Cola Company (The)	4.4%
Walgreen Company	3.2%
3M Company	3.2%
Marsh & McLennan Companies, Inc.	3.2%
Colgate-Palmolive Company	3.2%
Dell, Inc.	3.2%
Walt Disney Company (The)	3.1%

CM Advisers Fixed Income Fund
Portfolio Information February 28, 2010 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 4.625%, due 02/15/40	7.7%
U.S. Treasury Bonds, 5.00%, due 05/15/37	2.6%
American Express Company, 7.00%, due 03/19/18	1.9%
Estée Lauder Companies, Inc. (The), 6.00%, due 05/15/37	1.9%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	1.9%
Ball Corporation, 7.375%, due 09/01/19	1.9%
Coca-Cola Company (The), 5.35%, due 11/15/17	1.8%
Kraft Foods, Inc., 6.125%, due 02/01/18	1.8%
U.S. Treasury Bonds, 4.50%, due 05/15/38	1.7%
Cytec Industries, Inc., 8.95%, due 07/01/17	1.7%

CM Advisers Fund
Schedule of Investments February 28, 2010
COMMON STOCKS — 82.8%	Shares	Value
Consumer Discretionary — 12.9%
Diversified Consumer Services — 2.3%
CPI Corporation	272,675	$3,427,525

Household Durables — 3.7%
Ethan Allen Interiors, Inc.	81,785	1,305,289
MDC Holdings, Inc.	46,725	1,598,929
Toll Brothers, Inc. *	130,775	2,462,493
		5,366,711
Leisure Equipment & Products — 0.8%
Arctic Cat, Inc. *	101,565	1,092,839

Media — 4.8%
Comcast Corporation - Class A Special	12,900	199,821
News Corporation - Class A	169,650	2,268,221
Walt Disney Company (The)	146,375	4,572,755
		7,040,797
Multiline Retail — 0.6%
J. C. Penney Company, Inc.	29,435	811,817

Specialty Retail — 0.7%
Pacific Sunwear of California, Inc. *	236,750	1,060,640

Consumer Staples — 17.1%
Beverages — 4.4%
Coca-Cola Company (The)	121,520	6,406,534

Food & Staples Retailing — 8.1%
Walgreen Company	134,820	4,751,057
Wal-Mart Stores, Inc.	131,825	7,127,778
		11,878,835
Food Products — 0.9%
General Mills, Inc.	17,240	1,241,452

Household Products — 3.7%
Colgate-Palmolive Company	56,155	4,657,496
Procter & Gamble Company (The)	12,900	816,312
		5,473,808
Energy — 2.1%
Oil, Gas & Consumable Fuels — 2.1%
Frontier Oil Corporation	128,225	1,588,708
Valero Energy Corporation	83,800	1,468,176
		3,056,884
Financials — 8.0%
Commercial Banks — 2.6%
Wells Fargo & Company	140,817	3,849,937

Consumer Finance — 2.2%
American Express Company	83,390	3,184,664

CM Advisers Fund
Schedule of Investments (Continued)
COMMON STOCKS — 82.8% (Continued)	Shares	Value
Financials — 8.0% (Continued)
Insurance — 3.2%
Marsh & McLennan Companies, Inc.	202,142	$4,693,737

Health Care — 5.0%
Health Care Providers & Services — 5.0%
UnitedHealth Group, Inc.	217,465	7,363,365

Industrials — 12.2%
Air Freight & Logistics — 1.3%
FedEx Corporation	7,615	645,447
United Parcel Service, Inc. - Class B	20,380	1,197,121
		1,842,568
Building Products — 3.4%
Masco Corporation	317,475	4,244,641
USG Corporation *	51,500	694,220
		4,938,861
Commercial Services & Supplies — 0.5%
Cintas Corporation	29,625	734,404

Electrical Equipment — 1.2%
Emerson Electric Company	37,915	1,794,896

Industrial Conglomerates — 4.8%
3M Company	58,940	4,724,041
General Electric Company	142,495	2,288,469
		7,012,510
Professional Services — 0.5%
CDI Corporation	40,764	582,518
LECG Corporation *	31,532	89,866
		672,384
Trading Companies & Distributors — 0.5%
Lawson Products, Inc.	45,090	799,446

Information Technology — 24.2%
Computers & Peripherals — 4.5%
Dell, Inc. *	349,375	4,622,231
Hutchinson Technology, Inc. *	286,600	1,891,560
		6,513,791
Electronic Equipment, Instruments & Components — 2.1%
Maxwell Technologies, Inc. *	107,365	1,488,079
Newport Corporation *	146,000	1,538,840
		3,026,919
IT Services — 2.9%
Automatic Data Processing, Inc.	66,450	2,764,985
Paychex, Inc.	51,010	1,527,239
		4,292,224

CM Advisers Fund
Schedule of Investments (Continued)
COMMON STOCKS — 82.8% (Continued)	Shares	Value
Information Technology — 24.2% (Continued)
Semiconductors & Semiconductor Equipment — 8.3%
Applied Materials, Inc.	332,405	$4,068,637
Cohu, Inc.	700	9,380
Intel Corporation	150,000	3,079,500
MEMC Electronic Materials, Inc. *	210,925	2,554,302
Texas Instruments, Inc.	99,750	2,431,905
		12,143,724
Software — 6.4%
Microsoft Corporation	326,995	9,371,677

Materials — 1.3%
Chemicals — 1.3%
E.I. du Pont de Nemours and Company	58,025	1,956,603

Total Common Stocks (Cost $123,827,837)		$121,049,552

EXCHANGE-TRADED FUNDS — 1.8%	Shares	Value
Financial Select Sector SPDR Fund (The) (Cost $4,410,476)	181,565	$2,665,374

U.S. GOVERNMENT OBLIGATIONS — 2.8%	Par Value	Value
U.S. Treasury Bonds — 2.8%
4.625%, due 02/15/40 (Cost $3,928,236)	$4,000,000	$4,062,500

MONEY MARKET FUNDS — 12.5%	Shares	Value
Evergreen Institutional Treasury Money Market Fund - Institutional Class, 0.01% (a) (Cost $18,311,779)	18,311,779	$18,311,779

Total Investments at Value — 99.9% (Cost $150,478,328)		$146,089,205

Other Assets in Excess of Liabilities — 0.1%		100,404

Net Assets — 100.0%		$146,189,609

*	Non-income producing security.

(a)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2010.

See accompanying notes to financial statements.

CM Advisers Fixed Income Fund
Schedule of Investments February 28, 2010
CORPORATE BONDS — 57.9%	Par Value	Value
Consumer Discretionary — 12.4%
Auto Components — 0.9%
Johnson Controls, Inc., 5.50%, due 01/15/16	$400,000	$423,024

Hotels, Restaurants & Leisure — 1.6%
Marriott International, Inc., 6.375%, due 06/15/17	400,000	424,287
Starbucks Corporation, 6.25%, due 08/15/17	300,000	325,462
		749,749
Household Durables — 0.7%
Newell Rubbermaid, Inc., 6.25%, due 04/15/18	185,000	189,322
Toll Brothers, Inc., 5.15%, due 05/15/15	150,000	143,969
		333,291
Media — 4.3%
Comcast Corporation,
6.30%, due 11/15/17	200,000	221,369
5.70%, due 05/15/18	400,000	424,887
Gannett Company, Inc., 6.375%, due 04/01/12	300,000	301,500
McGraw-Hill Companies, Inc. (The),
5.90%, due 11/15/17	200,000	214,010
6.55%, due 11/15/37	400,000	433,489
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	399,863
		1,995,118
Multiline Retail — 1.4%
Kohl's Corporation,
6.25%, due 12/15/17	500,000	562,326
6.00%, due 01/15/33	100,000	101,238
		663,564
Specialty Retail — 3.5%
Home Depot, Inc. (The),
5.40%, due 03/01/16	600,000	643,594
5.875%, due 12/16/36	300,000	293,827
Staples, Inc.,
7.75%, due 04/01/11	500,000	534,153
9.75%, due 01/15/14	100,000	122,272
		1,593,846
Consumer Staples — 9.4%
Beverages — 2.5%
Coca-Cola Company (The), 5.35%, due 11/15/17	770,000	847,875
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	318,290
		1,166,165
Food & Staples Retailing — 1.7%
Wal-Mart Stores, Inc., 6.50%, due 08/15/37	670,000	761,205

Food Products — 1.8%
Kraft Foods, Inc., 6.125%, due 02/01/18	770,000	844,759

Household Products — 1.5%
Church & Dwight Company, Inc., 6.00%, due 12/15/12	300,000	303,000
Clorox Company (The), 5.45%, due 10/15/12	370,000	401,439
		704,439

CM Advisers Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 57.9% (Continued)	Par Value	Value
Consumer Staples — 9.4% (Continued)
Personal Products — 1.9%
Estée Lauder Companies, Inc. (The), 6.00%, due 05/15/37	$880,000	$876,397

Energy — 4.3%
Energy Equipment & Services — 3.0%
Rowan Companies, Inc., 7.875%, due 08/01/19	410,000	471,326
Transocean, Inc., 6.00%, due 03/15/18	200,000	216,767
Weatherford International Ltd.,
6.35%, due 06/15/17	370,000	400,648
6.00%, due 03/15/18	300,000	316,799
		1,405,540
Oil, Gas & Consumable Fuels — 1.3%
Valero Energy Corporation, 6.125%, due 06/15/17	570,000	591,208

Financials — 3.6%
Commercial Banks — 1.1%
Wells Fargo & Company, 5.625%, due 12/11/17	500,000	526,792

Consumer Finance — 2.5%
American Express Company,
7.00%, due 03/19/18	800,000	897,406
8.125%, due 05/20/19	200,000	241,987
		1,139,393
Health Care — 3.2%
Health Care Providers & Services — 1.9%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	800,000	863,679

Pharmaceuticals — 1.3%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	618,726

Industrials — 8.0%
Aerospace & Defense — 0.5%
United Technologies Corporation, 5.375%, due 12/15/17	200,000	218,474

Building Products — 1.9%
Masco Corporation,
6.125%, due 10/03/16	300,000	287,469
5.85%, due 03/15/17	400,000	377,462
7.75%, due 08/01/29	240,000	227,823
		892,754
Commercial Services & Supplies — 1.9%
Pitney Bowes, Inc., 5.75%, due 09/15/17	200,000	220,083
R.R. Donnelley & Sons Company,
6.125%, due 01/15/17	400,000	402,401
11.25%, due 02/01/19	200,000	252,725
		875,209
Electrical Equipment — 1.3%
Emerson Electric Company, 5.25%, due 10/15/18	570,000	615,436

CM Advisers Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 57.9% (Continued)	Par Value	Value
Industrials — 8.0% (Continued)
Machinery — 0.3%
Dover Corporation, 5.45%, due 03/15/18	$115,000	$123,578

Professional Services — 0.5%
Dun & Bradstreet Corporation (The), 6.00%, due 04/01/13	200,000	217,836

Road & Rail — 1.6%
CSX Corporation, 6.25%, due 03/15/18	500,000	542,989
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	213,166
		756,155
Information Technology — 5.1%
Computers & Peripherals — 2.5%
Dell, Inc., 5.65%, due 04/15/18	400,000	426,208
International Business Machines Corporation, 7.625%, due 10/15/18	420,000	519,984
Seagate Technology HDD Holdings, 6.375%, due 10/01/11	200,000	206,000
		1,152,192
Electronic Equipment, Instruments & Components — 1.1%
Corning, Inc., 7.25%, due 08/15/36	500,000	528,692

IT Services — 1.5%
Western Union Company (The),
5.93%, due 10/01/16	600,000	664,098
6.20%, due 11/17/36	25,000	25,726
		689,824
Materials — 10.6%
Chemicals — 2.8%
Cytec Industries, Inc., 8.95%, due 07/01/17	650,000	776,662
E.I. du Pont de Nemours and Company, 6.00%, due 07/15/18	475,000	528,039
		1,304,701
Containers & Packaging — 2.0%
Ball Corporation,
6.875%, due 12/15/12	50,000	50,625
7.375%, due 09/01/19	830,000	861,125
		911,750
Metals & Mining — 4.3%
Alcoa, Inc.,
5.72%, due 02/23/19	800,000	728,129
5.87%, due 02/23/22	200,000	178,301
Allegheny Technologies, Inc., 9.375%, due 06/01/19	355,000	417,180
Nucor Corporation, 5.85%, due 06/01/18	300,000	328,915
Reliance Steel & Aluminum Company, 6.20%, due 11/15/16	360,000	369,865
		2,022,390
Paper & Forest Products — 1.5%
Weyerhaeuser Company, 7.375%, due 03/15/32	730,000	693,858

CM Advisers Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 57.9% (Continued)	Par Value	Value
Utilities — 1.3%
Multi-Utilities — 1.3%
Consolidated Edison, Inc., 5.85%, due 04/01/18	$570,000	$623,912

Total Corporate Bonds (Cost $24,183,401)		$26,883,656

U.S. GOVERNMENT OBLIGATIONS — 12.9%	Par Value	Value
U.S. Treasury Bonds — 12.9%
5.00%, due 05/15/37	$1,100,000	$1,192,641
4.50%, due 05/15/38	800,000	799,875
3.50%, due 02/15/39	500,000	417,188
4.625%, due 02/15/40	3,525,000	3,580,078

Total U.S. Government Obligations (Cost $5,977,394)		$5,989,782

CLOSED-END FUNDS — 0.3%	Shares	Value
Western Asset Managed High Income Fund, Inc. (Cost $102,481)	27,500	$165,550

MONEY MARKET FUNDS — 27.8%	Shares	Value
Evergreen Institutional Treasury Money Market Fund - Institutional Class, 0.01% (a) (Cost $12,883,987)	12,883,987	$12,883,987

Total Investments at Value — 98.9% (Cost $43,147,263)		$45,922,975

Other Assets in Excess of Liabilities — 1.1%		501,100

Net Assets — 100.0%		$46,424,075

(a)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2010.

See accompanying notes to financial statements.

CM Advisers Family of Funds
Statements of Assets and Liabilities February 28, 2010
	CM Advisers Fund	CM Advisers Fixed Income Fund
ASSETS
Investments in securities:
At cost	$150,478,328	$43,147,263
At value (Note 2)	$146,089,205	$45,922,975
Dividends and interest receivable	272,281	466,733
Receivable for capital shares sold	12,301	41,352
Other assets	15,334	33,687
TOTAL ASSETS	146,389,121	46,464,747

LIABILITIES
Payable for capital shares redeemed	21,552	—
Payable to Adviser (Note 5)	140,121	17,163
Payable to administrator (Note 5)	14,810	6,580
Other accrued expenses and liabilities	23,029	16,929
TOTAL LIABILITIES	199,512	40,672

NET ASSETS	$146,189,609	$46,424,075

Net assets consist of:
Paid-in capital	$201,528,750	$43,420,554
Undistributed net investment income	88,053	227,809
Accumulated net realized losses from security transactions	(51,038,071)	—
Net unrealized appreciation (depreciation) on investments	(4,389,123)	2,775,712

Net assets	$146,189,609	$46,424,075

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,327,102	4,166,968

Net asset value, redemption price and offering price per share (a)	$8.95	$11.14

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

CM Advisers Family of Funds
Statements of Operations Year Ended February 28, 2010
	CM Advisers Fund	CM Advisers Fixed Income Fund
INVESTMENT INCOME
Dividends	$2,633,923	$22,168
Interest	5,087	1,398,795
TOTAL INVESTMENT INCOME	2,639,010	1,420,963

EXPENSES
Investment advisory fees (Note 5)	1,733,960	162,063
Administration fees (Note 5)	110,983	27,833
Professional fees	40,127	29,168
Fund accounting fees (Note 5)	37,868	27,240
Registration fees	28,359	25,508
Transfer agent fees (Note 5)	33,205	18,000
Trustees’ fees and expenses	31,306	17,053
Postage and supplies	16,378	6,905
Custody and bank service fees	13,799	8,141
Insurance expense	10,008	2,078
Printing of shareholder reports	8,542	2,818
Pricing fees	902	7,724
Distributor service fees (Note 5)	3,000	3,000
Other expenses	17,432	7,488
TOTAL EXPENSES	2,085,869	345,019
Advisory fees waived by Adviser (Note 5)	(15,794)	—
NET EXPENSES	2,070,075	345,019

NET INVESTMENT INCOME	568,935	1,075,944

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(24,194,432)	—
Net change in unrealized appreciation (depreciation) on investments	81,483,985	3,264,083

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	57,289,553	3,264,083

NET INCREASE IN NET ASSETS FROM OPERATIONS	$57,858,488	$4,340,027

See accompanying notes to financial statements.

CM Advisers Fund
Statements of Changes in Net Assets
	Year Ended February 28, 2010	Year Ended February 28, 2009
FROM OPERATIONS
Net investment income	$568,935	$1,861,279
Net realized losses from security transactions	(24,194,432)	(26,843,639)
Net change in unrealized appreciation (depreciation) on investments	81,483,985	(51,284,018)
Net increase (decrease) in net assets from operations	57,858,488	(76,266,378)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(537,856)	(1,804,305)
Distributions from net realized gains from security transactions	—	(5,100,749)
Decrease in net assets from distributions to shareholders	(537,856)	(6,905,054)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,515,582	17,857,122
Net asset value of shares issued in reinvestment of distributions to shareholders	519,575	6,700,951
Proceeds from redemption fees collected (Note 2)	21,471	31,140
Payments for shares redeemed	(25,554,381)	(47,161,605)
Net decrease in net assets from capital share transactions	(14,497,753)	(22,572,392)

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,822,879	(105,743,824)

NET ASSETS
Beginning of year	103,366,730	209,110,554
End of year	$146,189,609	$103,366,730

UNDISTRIBUTED NET INVESTMENT INCOME	$88,053	$56,974

CAPITAL SHARE ACTIVITY
Shares sold	1,363,762	2,052,765
Shares reinvested	70,382	962,980
Shares redeemed	(3,218,036)	(5,304,873)
Net decrease in shares outstanding	(1,783,892)	(2,289,128)
Shares outstanding, beginning of year	18,110,994	20,400,122
Shares outstanding, end of year	16,327,102	18,110,994

See accompanying notes to financial statements.

CM Advisers Fixed Income Fund
Statements of Changes in Net Assets
	Year Ended February 28, 2010	Year Ended February 28, 2009
FROM OPERATIONS
Net investment income	$1,075,944	$415,494
Net realized gains from security transactions	—	385,747
Net change in unrealized appreciation (depreciation) on investments	3,264,083	(693,844)
Net increase in net assets from operations	4,340,027	107,397

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(951,291)	(312,338)
From net realized gains from security transactions	(90,634)	(1,106,674)
Decrease in net assets from distributions to shareholders	(1,041,925)	(1,419,012)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	33,333,381	8,978,026
Net asset value of shares issued in reinvestment of distributions to shareholders	944,793	1,376,986
Proceeds from redemption fees collected (Note 2)	11,990	9,304
Payments for shares redeemed	(10,581,456)	(2,460,657)
Net increase in net assets from capital share transactions	23,708,708	7,903,659

TOTAL INCREASE IN NET ASSETS	27,006,810	6,592,044

NET ASSETS
Beginning of year	19,417,265	12,825,221
End of year	$46,424,075	$19,417,265

UNDISTRIBUTED NET INVESTMENT INCOME	$227,809	$103,156

CAPITAL SHARE ACTIVITY
Shares sold	3,106,323	874,052
Shares reinvested	89,445	142,810
Shares redeemed	(972,922)	(237,826)
Net increase in shares outstanding	2,222,846	779,036
Shares outstanding, beginning of year	1,944,122	1,165,086
Shares outstanding, end of year	4,166,968	1,944,122

See accompanying notes to financial statements.

CM Advisers Fund
Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007	February 28, 2006
Net asset value at beginning of year	$5.71	$10.25	$12.75	$12.11	$11.50

Income (loss) from investment operations:
Net investment income	0.03	0.10	0.14	0.19	0.17
Net realized and unrealized gains (losses) on investments	3.24	(4.26)	(2.19)	1.00	1.11
Total from investment operations	3.27	(4.16)	(2.05)	1.19	1.28

Less distributions:
Dividends from net investment income	(0.03)	(0.10)	(0.16)	(0.19)	(0.15)
Distributions from net realized gains	—	(0.28)	(0.29)	(0.36)	(0.52)
Total distributions	(0.03)	(0.38)	(0.45)	(0.55)	(0.67)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$8.95	$5.71	$10.25	$12.75	$12.11

Total return (b)	57.39%	(41.21% )	(16.43% )	9.88%	11.31%

Ratios and supplemental data:
Net assets at end of year (000's)	$146,190	$103,367	$209,111	$268,861	$187,557

Ratio of gross expenses to average net assets	1.50%	1.48%	1.46%	1.50%	1.83%

Ratio of net expenses to average net assets (c)	1.49%	1.48%	1.46%	1.50%	1.50%

Ratio of net investment income to average net assets (c)	0.41%	1.09%	1.07%	1.70%	1.86%

Portfolio turnover rate	19%	23%	66%	22%	19%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements.

See accompanying notes to financial statements.

CM Advisers Fixed Income Fund
Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(a)
Net asset value at beginning of period	$9.99	$11.01	$10.66	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.26	0.25	0.29
Net realized and unrealized gains (losses) on investments	1.19	(0.38)	0.57	0.84
Total from investment operations	1.51	(0.12)	0.82	1.13

Less distributions:
Dividends from net investment income	(0.32)	(0.21)	(0.25)	(0.29)
Distributions from net realized gains	(0.04)	(0.70)	(0.22)	—
In excess of net investment income	—	—	—	(0.18)
Total distributions	(0.36)	(0.91)	(0.47)	(0.47)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.01	0.00 (b)	0.00	(b)

Net asset value at end of period	$11.14	$9.99	$11.01	$10.66

Total return (c)	15.45%	(0.60% )	8.05%	11.39%	(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$46,424	$19,417	$12,825	$3,126

Ratio of gross expenses to average net assets	1.06%	1.54%	2.28%	7.28%	(e)

Ratio of net expenses to average net assets (f)	1.06%	1.50%	1.50%	1.50%	(e)

Ratio of net investment income to average net assets (f)	3.31%	2.77%	2.79%	3.28%	(e)

Portfolio turnover rate	0%	37%	188%	0%

(a)	Represents the period from the commencement of operations (March 24, 2006) through February 28, 2007.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements.

See accompanying notes to financial statements.

CM Advisers Family of Funds
Notes to Financial Statements February 28, 2010

1. Organization

CM Advisers Fund and CM Advisers Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a no-load series of CM Advisers Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

CM Advisers Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

CM Advisers Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to seek to preserve capital and maximize total return using fixed income securities.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs

•  Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

CM Advisers Family of Funds
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2010 by security type:

CM Advisers Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$121,049,552	$—	$—	$121,049,552
Exchange-Traded Funds	2,665,374	—	—	2,665,374
U.S. Government Obligations	—	4,062,500	—	4,062,500
Money Market Funds	—	18,311,779	—	18,311,779
Total	$123,714,926	$22,374,279	$—	$146,089,205

CM Advisers Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$26,883,656	$—	$26,883,656
U.S. Government Obligations	—	5,989,782	—	5,989,782
Exchange-Traded Funds	165,550	—	—	165,550
Money Market Funds	—	12,883,987	—	12,883,987
Total	$165,550	$45,757,425	$—	$45,922,975

Refer to CM Advisers Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1% payable to the applicable Fund, if redeemed within one year of the date of the purchase for CM Advisers Fund and if redeemed within 180 days of the date of purchase for CM Advisers Fixed Income Fund. Prior to August 1, 2009,  shares of CM Advisers Fixed Income Fund that were redeemed within one year of purchase were subject to the 1% redemption fee. During the years ended February 28, 2010 and February 28, 2009, proceeds from redemption fees totaled $21,471 and $31,140, respectively, for CM Advisers Fund and $11,990 and $9,304, respectively, for CM Advisers Fixed Income Fund.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

CM Advisers Family of Funds
Notes to Financial Statements (Continued)

Expenses – The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated according to methods authorized by the Board of Trustees.

Dividend Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisers Fund	02/28/10	$537,856	$—	$537,856
	02/28/09	$1,804,305	$5,100,749	$6,905,054
CM Advisers Fixed Income Fund	02/28/10	$1,041,925	$—	$1,041,925
	02/28/09	$1,286,319	$132,693	$1,419,012

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

CM Advisers Family of Funds
Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of February 28, 2010:

	CM Advisers Fund	CM Advisers Fixed Income Fund
Tax cost of portfolio investments	$150,478,328	$43,147,263
Gross unrealized appreciation	$16,320,566	$2,932,379
Gross unrealized depreciation	(20,709,689)	(156,667)
Net unrealized appreciation (depreciation)	$(4,389,123)	$2,775,712
Undistributed ordinary income	88,053	227,809
Capital loss carryforwards	(47,837,884)	—
Post-October losses	(3,200,187)	—
Accumulated earnings (deficit)	$(55,339,141)	$3,003,521

As of February 28, 2010, CM Advisers Fund had capital loss carryforwards of $47,837,884, of which $16,877,649 expires on February 28, 2017 and $30,960,235 expires on February 28, 2018. In addition, the Fund had net realized capital losses of $3,200,187 during the period November 1, 2009 through February 28, 2010, which are treated for federal income tax purposes as arising during the Fund’s tax year ending February 28, 2011. These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended February 28, 2007 through February 28, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 28, 2010, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

	CM Advisers Fund	CM Advisers Fixed Income Fund
Cost of purchases of investment securities	$17,675,392	$10,919,285
Proceeds from sales of investment securities	$46,732,571	$—

CM Advisers Family of Funds
Notes to Financial Statements (Continued)

5. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (the “Adviser”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.25% for CM Advisers Fund and 0.50% for CM Advisers Fixed Income Fund. The Adviser has entered into contractual agreements (the “Expense Limitation Agreements”) with the Funds under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 plan) until July 1, 2011 to not more than 2.00% and 1.50% of the average daily net assets of CM Advisers Fund and CM Advisers Fixed Income Fund, respectively. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2011. During the six months ended August 31, 2009, the Adviser voluntarily waived advisory fees of $15,794 with respect to CM Advisers Fund in order to limit such Fund’s total operating expenses to 1.50% of its average net assets. There were no advisory fee waivers or expense reimbursements with respect to CM Advisers Fixed Income Fund during the year ended February 28, 2010.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus Fund Solutions, LLC (“Ultimus”) provides executive and administrative services and internal regulatory compliance services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and prepares materials for meetings of the Board of Trustees. For these services, each Fund pays to Ultimus a monthly fee at an annual rate of 0.08% per annum of its average daily net assets up to $500 million, 0.05% of such assets from $500 million to $2 billion, 0.04% of such assets from $2 billion to $3 billion and 0.03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month with respect to each Fund.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, each Fund pays to Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of its Fund’s average daily net assets and 0.005% of such assets in excess of $500 million. In addition, each Fund pay all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, at an annual rate of $17 per account, provided, however, that the minimum fee with respect to each Fund is $1,000 per month if a Fund has 25 shareholder accounts or less, $1,250 if a Fund has more than 25 but less than 100 shareholder accounts, and $1,500 per month if a Fund has more than 100 shareholder accounts. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

CM Advisers Family of Funds
Notes to Financial Statements (Continued)

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives compensation of $250 per month from each Fund for such services.

DISTRIBUTION AND SERVICE FEES
The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each of the Funds (the “Plans”). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plans provide that the Funds may incur certain costs, which may not exceed 0.25% per annum of CM Advisers Fund’s average daily net assets and 0.45% per annum of CM Advisers Fixed Income Fund’s average daily net assets, related to activities reasonably intended to result in the sale of shares of the Funds or support servicing of shareholder accounts. During the year ended February 28, 2010, the Funds did not incur any distribution related expenses under the Plans. At a meeting held on April 12, 2010, the Board, including a majority of the Independent Trustees, approved the termination of the Plans effective immediately.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisers Family of Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisers Family of Funds
and the Shareholders of the CM Advisers Fund
and the CM Advisers Fixed Income Fund

We have audited the accompanying statements of assets and liabilities of the CM Advisers Fund and the CM Advisers Fixed Income Fund, each a series of shares of beneficial interest of CM Advisers Family of Funds, including the schedules of investments, as of February 28, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CM Advisers Fund and the CM Advisers Fixed Income Fund as of February 28, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 28, 2010

CM Advisers Family of Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2009 – February 28, 2010).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares within one year of the date of their purchase for CM Advisers Fund and within 180 days of the date of their purchase for CM Advisers Fixed Income Fund.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

CM Advisers Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

CM Advisers Fund
	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,049.30	$7.57
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.41	$7.45
*
Expenses are equal to CM Adviser Fund’s annualized expense ratio of 1.49% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisers Fixed Income Fund
	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,037.00	$5.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.89	$4.96
*
Expenses are equal to CM Advisers Fixed Income Fund’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended February 28, 2010. Certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. CM Advisers Fund intends to designate up to a maximum amount of its ordinary income dividends of $537,856 as taxed at the maximum rate of 15%. CM Advisers Fixed Income Fund intends to designate up to a maximum amount of its ordinary income dividends of $1,041,925 as taxed at the maximum rate of 15%.

As required by federal regulations, complete information was computed and reported in conjunction with your 2009 Form 1099-DIV.

CM Advisers Family of Funds
Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies
Independent Trustees
Brian R. Bruce (54) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Mr. Bruce has been a professor at Southern Methodist University since August 2006 and Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007. He was Chief Investment Officer of PanAgora Asset Management from December 1999 to March 2007.	2	None
Mark F. Ivan (53) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	2	None
Richard M. Lewis (50) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Worldcall, Inc., a voice over internet protocol telecom company, since May 2004.	2	None
A. Zorel Paritzky, M.D. (67) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	2	None
William R. Reichenstein, Ph.D. (57) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	2	Dr. Reichenstein serves as a trustee of the Epiphany Funds, a management investment company.

CM Advisers Family of Funds
Information about Trustees and Executive Officers (Unaudited) (Continued)
Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies
Interested Trustees* and Officers
Arnold Van Den Berg (70)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder and President of the Adviser. He has been a portfolio manager for the Adviser since 1974. He was a general partner of TL Partners, L.P., a limited partnership investing in real estate, from 1993 to 2007.	2	None
James D. Brilliant (44)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Vice President and a senior portfolio manager of the Adviser. He has been with the Adviser since 1986 and is a Chartered Financial Analyst (CFA).	2	None
Scott Van Den Berg (43)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is Vice President of the Adviser and has been with the Adviser since 1992. He is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	2	None
Aaron S. Buckholtz (46) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee	Since 5/2003	Mr. Buckholtz is Vice President, Senior Portfolio Manager and Head Trader of the Adviser and has been with the firm since 1990. He is a chartered financial analyst (CFA).	2	None
David V. Swann (44) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Chief Compliance Officer	Since 10/2004
Mr. Swann is a licensed attorney and serves as the Adviser’s Chief Compliance Officer. He has been with the Adviser since 2003 and has served as a compliance officer in the investment industry since 2000.

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Adviser.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg, and the brother-in-law of Scott Van Den Berg.

CM Advisers Family of Funds
Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of each Fund’s Investment Advisory Agreement with the Adviser for an additional annual term. Approval took place at an in-person meeting held on February 8, 2010, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Funds including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer, and principal financial officer are employees of the Adviser, and serve the Trust without additional compensation from the Funds. After reviewing the foregoing information and further information concerning the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for the Funds.

The investment performance of the Funds and Adviser. In this regard, the Board compared the performance of each Fund with the performance of its benchmark index, comparable funds managed by other advisers and comparable peer group indices. The Board also considered the consistency of the Adviser’s management of each Fund with the Fund’s investment objective and policies. Following review of the short and long-term investment performance of each Fund and its Morningstar ratings, the Adviser’s experience in managing the Funds and separate accounts, the Adviser’s historical investment performance and other factors, the Board concluded that the investment performance of the Funds and the Adviser has been satisfactory.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Funds and the Adviser by the principals of the Adviser; the asset levels of the Funds; the Adviser’s previous payment of startup costs for the Funds; and the overall expenses of the Funds. The Board considered each Fund’s Expense Limitation Agreement with the Adviser and the Adviser’s current and past fee waivers with respect to the Advisers Fund and the past fee waivers and expense reimbursements with respect to the Fixed Income Fund under the Expense Limitation Agreements. In addition, the Board took into account that, for this fiscal year and for the fiscal years ended February 28, 2006 and 2005, the Adviser voluntarily waived a greater portion of its fees than necessary so as to limit the Advisers Fund’s expenses below the level designated in the Expense Limitation Agreement.

CM Advisers Family of Funds
Approval of Investment Advisory Agreements (Unaudited) (Continued)

The Board also considered potential benefits to the Adviser in managing the Funds, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into the Funds, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser’s clients other than the Funds. The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Fixed Income Fund’s management fee and net expense ratio (after contractual and voluntary fee waivers and expense reimbursements) are lower than the median and average of its peer group. The Board determined that, while the Advisers Fund’s management fee is higher than all but one of the other funds included in its peer group, the Advisers Fund’s net expense ratio is less than the median and average of its peer group. The Board also noted that the Advisers Fund was much smaller in size than its peer group average. Following this comparison and upon consideration and discussion of the foregoing, the Board concluded that the management fees paid to the Adviser by each Fund are fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefits of each Fund’s investors. In this regard, the Board considered that each Fund’s fee arrangements with the Adviser involve both a management fee and an Expense Limitation Agreement. In connection with the Advisers Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and from voluntary fee waivers by the Adviser. In addition, the Board noted that the Advisers Fund will benefit from economies of scale under its agreements with service providers other than the Adviser. As to the Fixed Income Fund, the Board determined that, although the Fund’s assets have grown to a level where the Adviser is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will benefit from economies of scale under its agreements with service providers other than the Adviser. Following consideration of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, the Funds’ arrangements with the Adviser are fair and reasonable.

The Adviser’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the counter securities). The Board noted that the Funds’ fixed income portfolio transactions are normally principal transactions executed in over-the-counter markets on a “net” basis. The Board also considered the historical portfolio turnover rates for each Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). The Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

CM Advisers Family of Funds
Approval of Investment Advisory Agreements (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. The Board found the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

CM Advisers Fund and
CM Advisers Fixed Income Fund
are each a series of
CM Advisers Family of Funds
_______________________

For Shareholder Service Inquiries:	For Investment Adviser Inquiries:

Ultimus Fund Solutions, LLC	Van Den Berg Management I, Inc.
P.O. Box 46707	(d/b/a CM Fund Advisers)
Cincinnati, OH 45246-0707	805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisersfunds.com

 Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the purchase of such shares for CM Advisers Fund and occurring within 180 days following the purchase of such shares for CM Advisers Fixed Income Fund.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.centman.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisers Family of Funds:

See Our Web site @ www.cmadvisersfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Richard M. Lewis.  Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,500 and $27,500 with respect to the registrant’s fiscal years ended February 28, 2010 and February 28, 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $4,000 with respect to the registrant’s fiscal years ended February 28, 2010 and February 28, 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Aggregate non-audit fees of $4,000 and $4,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2010 and February 28, 2009, respectively.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   CM Advisers Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President
Date	May 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President
Date	May 3, 2010

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer
Date	May 3, 2010

* Print the name and title of each signing officer under his or her signature.